UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017 (May 4, 2017)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive
Nashville, Tennessee		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 4, 2017, Ryman Hospitality Properties, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, there were 51,089,218 shares of the Company’s common stock outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. Holders of 47,079,005 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:

MANAGEMENT PROPOSALS:

1. Election to the Company’s Board of Directors of the following nine director nominees:

	For	Against	Abstain	Broker Non-Votes
Michael J. Bender	42,665,769	663,072	12,268	3,737,896
Rachna Bhasin	43,309,830	23,831	7,448	3,737,896
Alvin Bowles	43,288,350	44,860	7,899	3,737,896
William F. Hagerty, IV	43,289,985	43,237	7,887	3,737,896
Ellen Levine	43,122,433	214,107	4,569	3,737,896
Patrick Q. Moore	42,684,773	648,768	7,568	3,737,896
Robert S. Prather, Jr.	42,418,673	914,660	7,776	3,737,896
Colin V. Reed	42,076,968	1,247,609	16,532	3,737,896
Michael I. Roth	37,063,215	6,265,395	12,499	3,737,896

2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s 2017 proxy statement (i.e., “say-on-pay”):

For	Against	Abstentions	Broker Non-Votes
41,717,295	1,552,395	71,419	3,737,896

3. Adoption of a non-binding advisory recommendation that the Company conduct future say-on-pay votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
38,711,703	75,282	4,517,324	36,800	3,737,896

In light of the voting results with respect to the frequency of the advisory vote on executive compensation as set forth above, on May 4, 2017, the Board of Directors of the Company adopted a resolution providing that an advisory vote on executive compensation would be held every year until the next required advisory vote on the frequency of such votes.

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year:

For	Against	Abstentions
46,182,407	882,588	14,010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: May 5, 2017	By:	/s/ Scott Lynn
	Name:	Scott Lynn
	Title:	Senior Vice President, General Counsel and Secretary